                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: September 23, 1999
(Date of earliest event reported)



                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)


Delaware                           333-84939                        51-0362653
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000

Item 5    Other Events.


            On September 29, 1999, the Registrant expects to cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1999, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

            In connection with the expected sale of the Series 1999-KS3, the Class A-I-1A, Class A-I-1B, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-II-1 and Class A-II-2 Certificates, (the "Underwritten Certificates"), the Registrant has been advised by Prudential Securities Incorporated and Residential Funding Securities Corporation (the "Underwritesr"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed as exhibits to this report.

            The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other
      information   subsequently   filed  with  the   Securities   and  Exchange
      Commission.

            The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

            In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                           Item 601(a) of
                           Regulation S-K
     Exhibit No.            Exhibit No.                  Description

          1                      99                 Collateral Term Sheets

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL ASSET SECURITIES
                                          CORPORATION

                                          By:    /s/ Diane M. Wold
                                          Name:  Diane M. Wold
                                          Title: Vice President




Date: September 23, 1999

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL ASSET SECURITIES
                                          CORPORATION

                                          By:________________________
                                          Name:  Diane M. Wold
                                          Title: Vice President




Dated: September 23, 1999

                                 EXHIBIT INDEX


           Item 601 (a) of    Sequentially
Exhibit    Regulation S-K     Numbered
Number     Exhibit No.        Description              Format


1            99            Collateral Term       Electronically
                              Sheets

                                  EXHIBIT 1


                       Residential Asset Securities Corporation
           Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS3


                                   [GRAPHIC OMITTED]

  [$ TBD]       Group I Fixed         Collateral Certificates
  [$ TBD]       Class A-II-1          Certificates - 1 Mo LIBOR   SOLD
  [$ 400,000,000]Class A-II-2         Certificates - 1 Mo LIBOR   SOLD

THIS REPORT HAS BEEN PREPARED FROM SOURCES BELIEVED TO BE RELIABLE, BUT ITS ACCURACY CANNOT BE GUARANTEED. INFORMATION IS UNAUDITED.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY RESIDENTIAL FUNDING SECURITIES CORPORATION ("RFSC"). NEITHER THE ISSUER OF THE CERTIFICATES OR ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THIS INFORMATION WHICH SUPERCEDES ALL INFORMATION PREVIOUSLY PROVIDED BY RFSC CONTAINED IN ANY COLLATERAL TERM SHEETS AND / OR ANY COMPUTATIONAL MATERIALS RELATING TO THE MORTGAGE POOL. THIS INFORMATION IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTIONS IN THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Titleof Securities:  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
     1999-KS3 Group II: Class A-II-I through Class A-II-2

Company:              Residential Asset Securities Corporation
Master Servicer:      Residential Funding Corporation

Servicing Fee:               50 bps Primary Servicing per annum + 8 bps Master
                               Servicing per annum
Trustee:                     First National Bank of Chicago
Settlement Date:                    [September 29, 1999]

Trade Amount:                $200,000,000
Projected Pool Amount:              [$400,000,000]

WAC:                  [10.0995%]            +/- 10%
WA FICO:              [587]                 +/- 10%
WA LTV:               [80.2]                +/- 10%
WAM:                  [359]                 +/- 10%
WA Gross Margin:     [6.676]               +/- 10%
WA Roll Date:        [9/1/2000]            +/- 10%
WA Gross Ceiling:    [16.7853]            +/- 10%
Avg Loan Size:       [$94,814.62]          +/- 10%
WA Periodic Cap:     [1.12%]               +/- 10%

                    Residential Asset Securities Corporation
                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 1999-KS3


                                 $ [700,000,000]



                         **Fixed-Rate Collateral Only**

                                      -----------------------------------------
$ [ 230,000,000 ]  Class A-I-1 Floating-Rate Certificates              - [TBD%]
$ [ 110,000,000 ]  Class A-I-2 Fixed-Rate TAC Certificates             - [TBD%]
$ [ 110,000,000 ]  Class A-I-3 Fixed-Rate TAC Certificates             - [TBD%]
$ [  30,000,000 ]  Class A-I-4 Fixed-Rate TAC Certificates             - [TBD%]
$ [  85,000,000 ]  Class A-I-5 Fixed-Rate TAC Certificates             - [TBD%]
$ [  65,000,000 ]  Class A-I-6 Floating-Rate Companion Certificates    - [TBD%]
$ [  70,000,000 ]  Class A-I-7 Fixed-Rate NAS Certificates             - [TBD%]





The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by Residential Funding Corporation and its affiliates ("RFC"). Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.








                    Residential Asset Securities Corporation
                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 1999-KS3



Lead Manager:     Prudential Securities Incorporated
Co-Managers:      Morgan Stanley Dean Witter, Salomon Smith Barney


Class:                             A-I-1 *        A-I-2 (TAC)         A-I-3 (TAC)       A-I-4 (TAC)         A-I-5 (TAC)

Approximate Face Amount:    [230,000,000          110,000,000       110,000,000        30,000,000               85,000,000]

Coupon:                              TBD                  TBD                 TBD              TBD                 TBD

Price:                               TBD                  TBD                 TBD              TBD                 TBD

Yield:                               TBD                  TBD                 TBD              TBD                 TBD

Spread:                              TBD                  TBD                 TBD              TBD                 TBD

Exp Avg Life to Maturity:   [        0.87                 2.00              3.04            4.00                 5.27]

Exp Avg Life to 10% Call:   [         0.87                2.00               3.04             4.00                5.27]

Exp 1st Prin Pmt:           [  10/25/1999          04/25/2001          03/25/2002        06/25/2003         12/25/2003]

Exp Mat:                    [  04/25/2001          03/25/2002          06/25/2003        12/25/2003         06/25/2006]

Exp Mat to 10% Call:        [  04/25/2001          03/25/2002          06/25/2003        12/25/2003         06/25/2006]

Stated Mat:                  [  08/25/2014          09/25/2020          02/25/2025        01/25/2026         04/25/2028]

Expected
Rating:                          AAA/Aaa              AAA/Aaa             AAA/Aaa          AAA/Aaa             AAA/Aaa

Pricing Speed:                 [25]% HEP            [25]% HEP           [25]% HEP        [25]% HEP           [25]% HEP

Pmt Delay:                        0 days              24 days             24 days          24 days             24 days

Cut-off Date:                   09/01/99             09/01/99            09/01/99         09/01/99            09/01/99

Dated  Date:                    09/29/99             09/01/99            09/01/99         09/01/99            09/01/99

Int Pmt:                      actual/360               30/360              30/360           30/360              30/360

Pmt Terms:                       Monthly              Monthly             Monthly          Monthly             Monthly

Collateral Type:              Fixed-Rate           Fixed-Rate          Fixed-Rate       Fixed-Rate          Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA            non-SMMEA           non-SMMEA        non-SMMEA           non-SMMEA

--------------------------------------------------------------------------
* The Pass-Through Rate on the Class A-I-1 Certificates will equal to the lesser of:
          1)  One Month LIBOR +  [TBD]  bps
          2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted average of the Mortgage Rates on the Group I Mortgage Loans less:

               (i) Master Servicing and Subservicing Fees; and
               (ii) the Insurance Policy Premium Rate.









THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.



                                       Residential Asset Securities Corporation
                                Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 1999-KS3

Class:                             A-I-6 (Companion)*          A-I-7 (NAS Bond)

Approximate Face Amount:                 [65,000,000                70,000,000]

Coupon:                                          TBD                        TBD

Price:                                           TBD                        TBD

Yield:                                           TBD                        TBD

Spread:                                          TBD                        TBD

Exp Avg Life to Maturity:                [     10.39                 6.43]

Exp Avg Life to 10% call:                [      7.87                 6.26]

Exp 1st Prin Pmt:                        [06/25/2006              10/25/2002]
(To Maturity)

Exp Mat:                             [04/25/2016                 08/25/2014]

Exp Mat to 10% call:                     [09/25/2007            09/25/2007]

Stated Mat:                              [10/25/2030            10/25/2030]

Expected Rating:                             AAA/Aaa              AAA/Aaa

Pricing Speed:                             [25]% HEP            [25]% HEP

Pmt Delay:                                    0 days              24 days

Cut-off Date:                               09/01/99             09/01/99


Dated  Date:                                09/29/99             09/01/99

Int Pmt:                                  Actual/360               30/360

Pmt Terms:                                   Monthly              Monthly

Collateral Type:                          Fixed-Rate           Fixed-Rate

SMMEA Eligibility:                         non-SMMEA            non-SMMEA
------------------------------------------------------------------------------

* If the certificates are not called on the Optional Termination Date, the spread to One Month LIBOR on the Class A-I-6 Certificates will increase to [2] times its original value.

The Pass-Through Rate on the Class A-I-6 Certificates will equal to the lesser of: 1) One Month LIBOR + [TBD] bps, or after the Optional Termination Date, One Month LIBOR + [2] times [TBD]bps

          2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted average of the Mortgage Rates on the Group I Mortgage Loans less:

                      (i) Master Servicing and Subservicing Fees; and
                      (ii) the Insurance Policy Premium Rate.
Class A-I-6
Basis Risk Shortfall: On any Distribution Date, if the Pass-Through Rate on the Class A-I-6 Certificates (up to a maximum of [14%]) exceeds the Net Funds Cap, the resulting shortfall will be distributable on subsequent Distribution Dates from Loan Group I excess cash flow. Interest will accrue on the Class A-I-6 Basis Risk Shortfall Amount at the Class A-I-6 Pass-Through Rate.







THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
                       TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                        Residential Asset Securities Corporation
                               Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 1999-KS3


Principal Paydown:      1)  To the Class A-I-7 Certificateholders -- the Class A-I-7 Principal Distribution Amount
                        2)  To the Class A-I-1 until retirement
                        3)  To the Class A-I-2 based on its Targeted Amortization Schedule with any principal collected in excess of its Targeted Amortization Schedule to the Class A-I-6
                        4)  To the Class A-I-3 based on its Targeted Amortization Schedule with any principal collected in excess of its Targeted Amortization Schedule to the Class A-I-6
                        5)  To the Class A-I-4 based on its Targeted Amortization Schedule with any principal collected in excess of its Targeted Amortization Schedule to the Class A-I-6
                        6)  To the Class A-I-5 based on its Targeted Amortization Schedule with any principal collected in excess of its Targeted Amortization Schedule to the Class A-I-6
                        7)  To the Class A-I-6 until retirement
                      8)  To Class  A-I-2,  Class  A-I-3,  Class A-I-4 and Class
                          A-I-5 Certificates,  in that order,  without regard to
                          their respective Targeted  Amortization  Schedules and
                          until each such class is retired
                        9) To the Class A-I-7 until retirement


Class A-I-7 Lockout
Distribution          Amount:  For any Distribution  Date will be the product of
                      (i)  the  Class   A-I-7   Lockout   Percentage   for  such
                      Distribution  Date  and  (ii)  the  Class  A-I-7  Pro-Rata
                      Distribution Amount for such Distribution Date.

The Class A-I-7
Lockout Percentage:     FOR EACH DISTRIBUTION DATE SHALL BE AS FOLLOWS:
                        -----------------------------------------------
                        October 1999 to September 2002  ==>   0%
                        October 2002 to September 2004  ==>  45%
                        October 2004 to September 2005  ==>  80%
                        October 2005 to September 2006  ==> 100%
                        October 2006 and after          ==> 300%

Class A-I-7 Pro-Rata
Distribution          Amount:  For any Distribution Date will be an amount equal to the  product  of (x) the ratio of (i) the  Class  A-I-7
                      Certificate  Principal Balance (on the prior  Distribution
                      Date) and (ii) the aggregate principal balance of the Class A-I Certificates (on the prior Distribution Date), and (y) the amount of principal available for distribution on the related Distribution Date.





FOR A COMPLETE  DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS
SUPPLEMENT   SECTION  TITLED   "DESCRIPTION   OF  THE  OFFERED   CERTIFICATES  -
DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 1999-KS3



                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:     Residential Asset Securities Corporation
                         Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS3

                         Group I:   Classes A-I-1 through Class A-I-7 (the "Class A-I Certificates");

                         The Group I Certificates are being offered concurrently
                         with   [$700,000,000]   of   Adjustable-Rate   Mortgage
                         Pass-Through     Certificates     (the     "Group    II
                         Certificates").  The Group I Certificates are backed by
                         the Fixed-Rate  Loan Pool (the "Group I Loans") and the
                         Group II Certificates are backed by the Adjustable-Rate
                         Loan Pool (the "Group II Loans").

                         The  Group I  Certificates  together  with the Group II
Certificates comprise "The Certificates".

Group I Loans:           Fixed-rate 1st lien and 2nd lien home equity loans, referred to as the "Mortgage Loans".

Company:                 Residential Asset Securities Corporation

Master Servicer:         Residential Funding Corporation

Servicing Fee:           approx. [45] bps per annum

Trustee:                 First National Bank of Chicago

Aggregate
Certificate Balance:     $[700,000,000]

Securities Offered:      100% AMBAC-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:            [TBD]

Settlement Date:         [09/29/99]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through             Rate:   1-Month  LIBOR  +  [TBD]  bps  on  Class  A-I-1
                         Floating-Rate  Certificates  * [TBD] % on  Class  A-I-2
                         Fixed-Rate  TAC  Certificates  [TBD] % on  Class  A-I-3
                         Fixed-Rate  TAC  Certificates  [TBD] % on  Class  A-I-4
                         Fixed-Rate  TAC  Certificates  [TBD] % on  Class  A-I-5
                         Fixed-Rate TAC  Certificates  1-Month LIBOR + [TBD] bps
                         on Class A-I-6 Floating-Rate  Companion  Certificates *
                         [TBD] % on Class A-I-7 Fixed-Rate NAS Certificates

                         *  Subject to its Net Funds Cap.

Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10.)

Distribution             Date:  The 25th day of each month (or, if any such date
                         is  not  a  business   day,  the  first   business  day
                         thereafter)  commencing  in October  1999.  The payment
                         delay  will be zero days for the Class  A-I-1 and Class
                         A-I-6  Certificates  and 24 days for the  Class  A-I-2,
                         A-I-3, A-I-4, A-I-5 and A-I-7 Certificates.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
                       TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 1999-KS3


Interest Accrual
Period: The initial interest accrual period on the Class A-I-1 and Class A-I-6 Certificates will be from the Settlement Date to but excluding the first Distribution Date in October 1999. In future periods, interest will accrue on the Class A-I-1 and A-I-6 Certificates at the applicable Pass-Through Rate from the preceding Distribution Date to but excluding the current Distribution Date.

                         Interest on the Class A-I-2, A-I-3, A-I-4, A-I-5 and A-I-7 Certificates will accrue during the calendar month preceding the related Distribution Date assuming a year consisting of twelve 30-day months.


Optional Termination: At its option, on any date when the aggregate principal balance of the loans in the Fixed-Rate Loan Pool is equal to or less than 10% of the original principal balance of the loans in the Fixed-Rate Loan Pool, the Master Servicer or the Company will have the right to purchase all the remaining mortgage loans from the Fixed Rate Loan Pool and thereby effect early retirement of the Group I Certificates.


Certificate Insurer: AMBAC Assurance Corp. ("AMBAC"). AMBAC's claims-paying ability is rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Credit Enhancement:      A combination of:

(i)  the   use  of   excess   cashflow   to   cover   losses   and   to   create
     overcollateralization;

                        (ii)        limited cross-collateralization; and
                         (iii) the Certificate Insurance Policy from AMBAC.

Note: The required maintenance levels of overcollateralization will be sized by the surety provider.

ERISA Considerations: Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                REMIC elections.

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates  Ratings:  "AAA" by S&P and "Aaa" by Moody's  for the Class  A-I-1,
     A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 and A-I-7 Certificates.


Further Information: Call the desk at (212)778-2741, Januar Laude at (212)778-7176, Howard Blecher at (212)778-4429,
                        Brendan   Keane  at   (212)778-4231,   Mike  Mattera  at
                        (212)778-4459 or Kenny Rosenberg at  (212)778-2440  with
                        questions.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.




FINANCIAL STRATEGIES GROUP
--------------------------
ORIGINAL BALANCE: $230,000,000.00  BOND A-I-1 DISCOUNT MARGIN ACT/360 TABLE
        YIELD TABLE DATE: 09/29/99
                        ASSUMED CONSTANT LIBOR-1M 5.3800
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         49.31       45.10       46.84       51.66       54.61       55.99
     99-24+        47.47       43.53       45.16       49.68       52.44       53.73
     99-25         45.64       41.96       43.48       47.69       50.28       51.48
     99-25+        43.81       40.39       41.80       45.71       48.11       49.23
     99-26         41.97       38.82       40.12       43.73       45.95       46.98
     99-26+        40.14       37.25       38.44       41.75       43.78       44.73
     99-27         38.31       35.68       36.77       39.77       41.62       42.48
     99-27+        36.47       34.11       35.09       37.79       39.45       40.23

     99-28         34.64       32.54       33.41       35.82       37.29       37.98
     99-28+        32.81       30.97       31.73       33.84       35.13       35.73
     99-29         30.98       29.40       30.05       31.86       32.97       33.48
     99-29+        29.15       27.83       28.38       29.88       30.80       31.23
     99-30         27.32       26.27       26.70       27.90       28.64       28.99
     99-30+        25.49       24.70       25.03       25.93       26.48       26.74
     99-31         23.66       23.13       23.35       23.95       24.32       24.49
     99-31+        21.83       21.57       21.67       21.98       22.16       22.25

    100-00         20.00       20.00       20.00       20.00       20.00       20.00
    100-00+        18.17       18.43       18.33       18.02       17.84       17.75
    100-01         16.34       16.87       16.65       16.05       15.68       15.51
    100-01+        14.52       15.30       14.98       14.08       13.52       13.27
    100-02         12.69       13.74       13.30       12.10       11.37       11.02
    100-02+        10.86       12.17       11.63       10.13        9.21        8.78
    100-03          9.03       10.61        9.96        8.16        7.05        6.54
    100-03+         7.21        9.05        8.29        6.18        4.89        4.29

    100-04          5.38        7.48        6.61        4.21        2.74        2.05

First Payment      0.072       0.072       0.072       0.072       0.072       0.072
Average Life       0.869       1.021       0.952       0.802       0.732       0.703
Last Payment       1.572       1.906       1.739       1.406       1.322       1.239
Mod.Dur. @ 100-00  0.822       0.960       0.898       0.761       0.696       0.669
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-1 Floating Rate CLASS

                                                       TAC BOND
ORIGINAL BALANCE: $110,000,000.00                BOND A-I-2 BE-YIELD TABLE
     YIELD TABLE DATE: 09/29/99
                                PREPAYMENT SPEED
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24          7.01        7.03        7.02        7.01        7.01        7.00
     99-24+         7.00        7.02        7.01        7.00        7.00        6.99
     99-25          6.99        7.01        7.00        6.99        6.99        6.98
     99-25+         6.98        7.01        7.00        6.98        6.98        6.97
     99-26          6.97        7.00        6.99        6.97        6.97        6.97
     99-26+         6.96        6.99        6.98        6.96        6.96        6.96
     99-27          6.96        6.98        6.97        6.96        6.95        6.95
     99-27+         6.95        6.98        6.97        6.95        6.95        6.94

     99-28          6.94        6.97        6.96        6.94        6.94        6.93
     99-28+         6.93        6.96        6.95        6.93        6.93        6.92
     99-29          6.92        6.96        6.94        6.92        6.92        6.91
     99-29+         6.91        6.95        6.93        6.91        6.91        6.90
     99-30          6.90        6.94        6.93        6.90        6.90        6.89
     99-30+         6.90        6.93        6.92        6.90        6.89        6.88
     99-31          6.89        6.93        6.91        6.89        6.89        6.87
     99-31+         6.88        6.92        6.90        6.88        6.88        6.87

    100-00          6.87        6.91        6.90        6.87        6.87        6.86
    100-00+         6.86        6.91        6.89        6.86        6.86        6.85
    100-01          6.85        6.90        6.88        6.85        6.85        6.84
    100-01+         6.84        6.89        6.87        6.84        6.84        6.83
    100-02          6.83        6.89        6.86        6.83        6.83        6.82
    100-02+         6.83        6.88        6.86        6.83        6.83        6.81
    100-03          6.82        6.87        6.85        6.82        6.82        6.80
    100-03+         6.81        6.86        6.84        6.81        6.81        6.79

    100-04          6.80        6.86        6.83        6.80        6.80        6.78
    100-04+         6.79        6.85        6.83        6.79        6.79        6.78
    100-05          6.78        6.84        6.82        6.78        6.78        6.77
    100-05+         6.77        6.84        6.81        6.77        6.77        6.76
    100-06          6.77        6.83        6.80        6.77        6.77        6.75
    100-06+         6.76        6.82        6.80        6.76        6.76        6.74
    100-07          6.75        6.81        6.79        6.75        6.75        6.73
    100-07+         6.74        6.81        6.78        6.74        6.74        6.72

First Payment      1.572       1.906       1.739       1.572       1.572       1.572
Average Life       2.003       2.456       2.252       2.003       1.999       1.904
Last Payment       2.489       3.072       2.739       2.489       2.406       2.322
Mod.Dur. @ 100-00  1.809       2.184       2.016       1.809       1.806       1.726
Accrued Interest   0.546       0.546       0.546       0.546       0.546       0.546

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-2 PAC CLASS

                                    TAC BOND
ORIGINAL BALANCE: $110,000,000.00                BOND A-I-3 BE-YIELD TABLE
  YIELD TABLE DATE: 09/29/99
                                PREPAYMENT SPEED
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24          7.18        7.20        7.19        7.18        7.18        7.18
     99-24+         7.18        7.19        7.19        7.18        7.18        7.17
     99-25          7.17        7.19        7.18        7.17        7.17        7.16
     99-25+         7.17        7.19        7.18        7.17        7.16        7.16
     99-26          7.16        7.18        7.17        7.16        7.16        7.15
     99-26+         7.15        7.18        7.17        7.15        7.15        7.15
     99-27          7.15        7.17        7.16        7.15        7.15        7.14
     99-27+         7.14        7.17        7.16        7.14        7.14        7.13

     99-28          7.14        7.16        7.15        7.14        7.13        7.13
     99-28+         7.13        7.16        7.15        7.13        7.13        7.12
     99-29          7.12        7.15        7.14        7.12        7.12        7.11
     99-29+         7.12        7.15        7.14        7.12        7.12        7.11
     99-30          7.11        7.14        7.13        7.11        7.11        7.10
     99-30+         7.11        7.14        7.13        7.11        7.11        7.09
     99-31          7.10        7.13        7.12        7.10        7.10        7.09
     99-31+         7.10        7.13        7.11        7.10        7.09        7.08

    100-00          7.09        7.12        7.11        7.09        7.09        7.08
    100-00+         7.08        7.12        7.10        7.08        7.08        7.07
    100-01          7.08        7.11        7.10        7.08        7.08        7.06
    100-01+         7.07        7.11        7.09        7.07        7.07        7.06
    100-02          7.07        7.10        7.09        7.07        7.06        7.05
    100-02+         7.06        7.10        7.08        7.06        7.06        7.04
    100-03          7.05        7.09        7.08        7.05        7.05        7.04
    100-03+         7.05        7.09        7.07        7.05        7.05        7.03

    100-04          7.04        7.08        7.07        7.04        7.04        7.03
    100-04+         7.04        7.08        7.06        7.04        7.03        7.02
    100-05          7.03        7.07        7.06        7.03        7.03        7.01
    100-05+         7.02        7.07        7.05        7.02        7.02        7.01
    100-06          7.02        7.07        7.05        7.02        7.02        7.00
    100-06+         7.01        7.06        7.04        7.01        7.01        6.99
    100-07          7.01        7.06        7.04        7.01        7.00        6.99
    100-07+         7.00        7.05        7.03        7.00        7.00        6.98

First Payment      2.489       3.072       2.739       2.489       2.406       2.322
Average Life       3.041       3.838       3.474       3.042       3.001       2.806
Last Payment       3.739       4.739       4.322       3.739       3.739       3.489
Mod.Dur. @ 100-00  2.643       3.244       2.973       2.643       2.612       2.459
Accrued Interest   0.557       0.557       0.557       0.557       0.557       0.557

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-3 PAC CLASS

                                    TAC BOND
ORIGINAL BALANCE: $30,000,000.00                 BOND A-I-4 BE-YIELD TABLE
 YIELD TABLE DATE: 09/29/99
                                PREPAYMENT SPEED
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24          7.41        7.43        7.42        7.41        7.41        7.41
     99-24+         7.41        7.42        7.42        7.41        7.41        7.40
     99-25          7.40        7.42        7.41        7.40        7.40        7.40
     99-25+         7.40        7.41        7.41        7.40        7.40        7.39
     99-26          7.39        7.41        7.40        7.39        7.39        7.39
     99-26+         7.39        7.41        7.40        7.39        7.39        7.38
     99-27          7.38        7.40        7.40        7.38        7.38        7.38
     99-27+         7.38        7.40        7.39        7.38        7.38        7.37

     99-28          7.37        7.40        7.39        7.38        7.37        7.37
     99-28+         7.37        7.39        7.38        7.37        7.37        7.36
     99-29          7.37        7.39        7.38        7.37        7.37        7.36
     99-29+         7.36        7.38        7.37        7.36        7.36        7.35
     99-30          7.36        7.38        7.37        7.36        7.36        7.35
     99-30+         7.35        7.38        7.37        7.35        7.35        7.34
     99-31          7.35        7.37        7.36        7.35        7.35        7.34
     99-31+         7.34        7.37        7.36        7.34        7.34        7.33

    100-00          7.34        7.36        7.35        7.34        7.34        7.33
    100-00+         7.33        7.36        7.35        7.33        7.33        7.32
    100-01          7.33        7.36        7.35        7.33        7.33        7.32
    100-01+         7.32        7.35        7.34        7.32        7.32        7.31
    100-02          7.32        7.35        7.34        7.32        7.32        7.31
    100-02+         7.31        7.35        7.33        7.32        7.31        7.30
    100-03          7.31        7.34        7.33        7.31        7.31        7.30
    100-03+         7.31        7.34        7.33        7.31        7.31        7.29

    100-04          7.30        7.33        7.32        7.30        7.30        7.29
    100-04+         7.30        7.33        7.32        7.30        7.30        7.28
    100-05          7.29        7.33        7.31        7.29        7.29        7.28
    100-05+         7.29        7.32        7.31        7.29        7.29        7.27
    100-06          7.28        7.32        7.30        7.28        7.28        7.27
    100-06+         7.28        7.32        7.30        7.28        7.28        7.26
    100-07          7.27        7.31        7.30        7.27        7.27        7.26
    100-07+         7.27        7.31        7.29        7.27        7.27        7.25

First Payment      3.739       4.739       4.322       3.739       3.739       3.489
Average Life       3.999       5.103       4.598       4.018       3.998       3.709
Last Payment       4.239       5.489       4.906       4.322       4.322       3.989
Mod.Dur. @ 100-00  3.351       4.115       3.773       3.365       3.350       3.140
Accrued Interest   0.573       0.573       0.573       0.573       0.573       0.573

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-4 PAC CLASS


                                    TAC BOND
ORIGINAL BALANCE: $85,000,000.00                 BOND A-I-5 BE-YIELD TABLE
 YIELD TABLE DATE: 09/29/99
                                PREPAYMENT SPEED
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24          7.61        7.63        7.62        7.62        7.62        7.61
     99-24+         7.61        7.62        7.62        7.61        7.61        7.61
     99-25          7.61        7.62        7.62        7.61        7.61        7.60
     99-25+         7.60        7.62        7.61        7.61        7.61        7.60
     99-26          7.60        7.62        7.61        7.60        7.60        7.60
     99-26+         7.60        7.61        7.61        7.60        7.60        7.59
     99-27          7.59        7.61        7.60        7.59        7.59        7.59
     99-27+         7.59        7.61        7.60        7.59        7.59        7.59

     99-28          7.58        7.60        7.60        7.59        7.59        7.58
     99-28+         7.58        7.60        7.59        7.58        7.58        7.58
     99-29          7.58        7.60        7.59        7.58        7.58        7.57
     99-29+         7.57        7.60        7.59        7.58        7.58        7.57
     99-30          7.57        7.59        7.58        7.57        7.57        7.57
     99-30+         7.57        7.59        7.58        7.57        7.57        7.56
     99-31          7.56        7.59        7.58        7.57        7.57        7.56
     99-31+         7.56        7.58        7.57        7.56        7.56        7.55

    100-00          7.56        7.58        7.57        7.56        7.56        7.55
    100-00+         7.55        7.58        7.57        7.56        7.56        7.55
    100-01          7.55        7.58        7.56        7.55        7.55        7.54
    100-01+         7.54        7.57        7.56        7.55        7.55        7.54
    100-02          7.54        7.57        7.56        7.54        7.54        7.54
    100-02+         7.54        7.57        7.55        7.54        7.54        7.53
    100-03          7.53        7.56        7.55        7.54        7.54        7.53
    100-03+         7.53        7.56        7.55        7.53        7.53        7.52

    100-04          7.53        7.56        7.54        7.53        7.53        7.52
    100-04+         7.52        7.55        7.54        7.53        7.53        7.52
    100-05          7.52        7.55        7.54        7.52        7.52        7.51
    100-05+         7.51        7.55        7.54        7.52        7.52        7.51
    100-06          7.51        7.55        7.53        7.52        7.52        7.51
    100-06+         7.51        7.54        7.53        7.51        7.51        7.50
    100-07          7.50        7.54        7.53        7.51        7.51        7.50
    100-07+         7.50        7.54        7.52        7.51        7.50        7.49

First Payment      4.239       5.489       4.906       4.322       4.322       3.989
Average Life       5.274       7.222       6.300       5.496       5.471       5.056
Last Payment       6.739       9.822       8.739       7.072       6.156       5.739
Mod.Dur. @ 100-00  4.195       5.349       4.823       4.332       4.323       4.054
Accrued Interest   0.588       0.588       0.588       0.588       0.588       0.588

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-5 PAC CLASS

                             FLOATING RATE COMPANION
ORIGINAL BALANCE: $65,000,000.00       BOND A-I-6 DISCOUNT MARGIN ACT/360 TABLE
   YIELD TABLE DATE: 09/29/99
                        ASSUMED CONSTANT LIBOR-1M 5.3800
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         66.96       66.31       66.55       69.61       80.24       81.56
     99-24+        66.71       66.10       66.33       69.20       79.16       80.40
     99-25         66.46       65.89       66.11       68.79       78.08       79.24
     99-25+        66.21       65.68       65.88       68.37       77.00       78.08
     99-26         65.97       65.48       65.66       67.96       75.93       76.91
     99-26+        65.72       65.27       65.44       67.54       74.85       75.75
     99-27         65.47       65.06       65.22       67.13       73.77       74.59
     99-27+        65.22       64.86       65.00       66.72       72.69       73.43

     99-28         64.98       64.65       64.77       66.30       71.61       72.27
     99-28+        64.73       64.44       64.55       65.89       70.54       71.11
     99-29         64.48       64.24       64.33       65.48       69.46       69.95
     99-29+        64.24       64.03       64.11       65.06       68.38       68.79
     99-30         63.99       63.83       63.89       64.65       67.31       67.64
     99-30+        63.74       63.62       63.66       64.24       66.23       66.48
     99-31         63.49       63.41       63.44       63.83       65.15       65.32
     99-31+        63.25       63.21       63.22       63.41       64.08       64.16

    100-00         63.00       63.00       63.00       63.00       63.00       63.00
    100-00+        62.75       62.79       62.78       62.59       61.92       61.84
    100-01         62.51       62.59       62.56       62.18       60.85       60.68
    100-01+        62.26       62.38       62.34       61.76       59.77       59.53
    100-02         62.01       62.18       62.11       61.35       58.70       58.37
    100-02+        61.77       61.97       61.89       60.94       57.62       57.21
    100-03         61.52       61.76       61.67       60.53       56.55       56.05
    100-03+        61.27       61.56       61.45       60.11       55.47       54.90

    100-04         61.03       61.35       61.23       59.70       54.40       53.74
    100-04+        60.78       61.15       61.01       59.29       53.32       52.58
    100-05         60.53       60.94       60.79       58.88       52.25       51.43
    100-05+        60.29       60.73       60.56       58.47       51.17       50.27
    100-06         60.04       60.53       60.34       58.06       50.10       49.11
    100-06+        59.79       60.32       60.12       57.65       49.03       47.96
    100-07         59.55       60.12       59.90       57.23       47.95       46.80
    100-07+        59.30       59.91       59.68       56.82       46.88       45.65

First Payment      6.739       9.822       8.739       1.406       1.322       1.239
Average Life       7.869       9.986       9.063       4.472       1.501       1.389
Last Payment       7.989       9.989       9.072       7.072       2.156       1.572
Mod.Dur. @ 100-00  6.080       7.279       6.775       3.640       1.394       1.295
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-I-6 Flt Companion CLASS

                                                        NAS BOND
ORIGINAL BALANCE: $70,000,000.00                 BOND A-I-7 BE-YIELD TABLE
  YIELD TABLE DATE: 09/29/99
                                PREPAYMENT SPEED
                                    (TO CALL)

           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24          7.66        7.66        7.66        7.66        7.65        7.65
     99-24+         7.66        7.66        7.66        7.65        7.65        7.65
     99-25          7.65        7.66        7.65        7.65        7.65        7.64
     99-25+         7.65        7.65        7.65        7.65        7.64        7.64
     99-26          7.65        7.65        7.65        7.64        7.64        7.64
     99-26+         7.64        7.65        7.65        7.64        7.63        7.63
     99-27          7.64        7.64        7.64        7.64        7.63        7.63
     99-27+         7.64        7.64        7.64        7.63        7.63        7.62

     99-28          7.63        7.64        7.64        7.63        7.62        7.62
     99-28+         7.63        7.63        7.63        7.63        7.62        7.62
     99-29          7.63        7.63        7.63        7.62        7.62        7.61
     99-29+         7.62        7.63        7.63        7.62        7.61        7.61
     99-30          7.62        7.63        7.62        7.62        7.61        7.60
     99-30+         7.62        7.62        7.62        7.61        7.61        7.60
     99-31          7.61        7.62        7.62        7.61        7.60        7.60
     99-31+         7.61        7.62        7.61        7.61        7.60        7.59

    100-00          7.61        7.61        7.61        7.60        7.59        7.59
    100-00+         7.60        7.61        7.61        7.60        7.59        7.59
    100-01          7.60        7.61        7.60        7.60        7.59        7.58
    100-01+         7.60        7.60        7.60        7.59        7.58        7.58
    100-02          7.59        7.60        7.60        7.59        7.58        7.57
    100-02+         7.59        7.60        7.60        7.59        7.58        7.57
    100-03          7.59        7.59        7.59        7.58        7.57        7.57
    100-03+         7.58        7.59        7.59        7.58        7.57        7.56

    100-04          7.58        7.59        7.59        7.57        7.56        7.56
    100-04+         7.58        7.59        7.58        7.57        7.56        7.56
    100-05          7.57        7.58        7.58        7.57        7.56        7.55
    100-05+         7.57        7.58        7.58        7.56        7.55        7.55
    100-06          7.57        7.58        7.57        7.56        7.55        7.54
    100-06+         7.56        7.57        7.57        7.56        7.55        7.54
    100-07          7.56        7.57        7.57        7.55        7.54        7.54
    100-07+         7.56        7.57        7.56        7.55        7.54        7.53

First Payment      3.072       3.072       3.072       3.072       3.072       3.072
Average Life       6.258       6.791       6.577       5.889       5.375       5.122
Last Payment       7.989       9.989       9.072       7.072       6.156       5.739
Mod.Dur. @ 100-00  4.764       5.059       4.943       4.552       4.243       4.084
Accrued Interest   0.590       0.590       0.590       0.590       0.590       0.590


BOND A-I-7 NAS CLASS

--------------------------------------------------------------------------------

     -  RFC99KS3
     -  Cut Off Date of Tape is 9/01/99
     -  FIXED MORTGAGES
     -  $698,127,326.40
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   8,913

Aggregate Unpaid Principal Balance:               $698,127,326.40
Aggregate Original Principal Balance:             $699,498,281.06

Weighted Average Net Coupon:                               9.747%
Net Coupon Range:                               5.740% -  17.550%

Weighted Average Gross Coupon:                            10.197%
Gross Coupon Range:                             6.240% -  18.050%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $78,326.86
Average Original Principal Balance:                    $78,480.68

Maximum Unpaid Principal Balance:                     $649,696.75
Minimum Unpaid Principal Balance:                       $2,348.09

Maximum Original Principal Balance:                   $650,000.00
Minimum Original Principal Balance:                     $2,500.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Ball Date):    301.516
Stated Rem Term Range:                          45.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.113
Age Range:                                       0.000 -   25.000

Weighted Average Original Term:                           302.629
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             76.750
Original LTV Range:                             5.000% -  95.000%
--------------------------------------------------------------------------------

             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                              Aggregate        Cut-Off Date
            Original             Number of     Unpaid            Aggregate
          Mortgage Loan          Mortgage     Principal          Principal
        Principal Balance          Loans       Balance            Balance

             Balance <=    25,000    995      15,736,151.01        2.25
    25,000 < Balance <=    50,000  2,358      90,927,449.87       13.02
    50,000 < Balance <=    75,000  2,216     136,783,297.22       19.59
    75,000 < Balance <=   100,000  1,238     106,859,932.62       15.31
   100,000 < Balance <=   150,000  1,194     144,343,698.61       20.68
   150,000 < Balance <=   175,000    268      43,526,756.11        6.23
   175,000 < Balance <=   200,000    207      38,713,631.35        5.55
   200,000 < Balance <=   250,000    202      45,147,282.29        6.47
   250,000 < Balance <=   300,000    121      33,030,104.02        4.73
   300,000 < Balance <=   350,000     59      19,172,775.99        2.75
   350,000 < Balance <=   400,000     30      11,343,224.29        1.62
   400,000 < Balance <=   450,000      9       3,811,058.84        0.55
   450,000 < Balance <=   500,000      5       2,394,146.94        0.34
   500,000 < Balance <=   600,000      6       3,154,608.90        0.45
   600,000 < Balance <=   750,000      5       3,183,208.34        0.46
--------------------------------------------------------------------------
Total....................           8913    $698,127,326.40      100.00%
==========================================================================






                     FOR A  COMPLETE  DESCRIPTION  OF THE FLOW OF FUNDS,  PLEASE
                   REFER   TO   THE   PROSPECTUS   SUPPLEMENT   SECTION   TITLED
                   "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% < Gross Coupon <=  6.50%          1           67,435.82          0.01
 6.50% < Gross Coupon <=  7.00%          3          224,309.32          0.03
 7.00% < Gross Coupon <=  7.50%         13        1,615,320.87          0.23
 7.50% < Gross Coupon <=  7.75%         25        3,119,608.15          0.45
 7.75% < Gross Coupon <=  8.00%         74        7,494,020.51          1.07
 8.00% < Gross Coupon <=  8.25%         57        6,285,589.15          0.90
 8.25% < Gross Coupon <=  8.50%        152       18,669,422.36          2.67
 8.50% < Gross Coupon <=  8.75%        263       28,950,467.61          4.15
 8.75% < Gross Coupon <=  9.00%        473       55,860,802.06          8.00
 9.00% < Gross Coupon <=  9.25%        336       38,077,789.92          5.45
 9.25% < Gross Coupon <=  9.50%        591       61,776,422.82          8.85
 9.50% < Gross Coupon <=  9.75%        638       59,585,296.61          8.54
 9.75% < Gross Coupon <= 10.00%        895       77,636,890.00         11.12
10.00% < Gross Coupon <= 10.25%        547       41,877,569.06          6.00
10.25% < Gross Coupon <= 10.50%        649       51,952,232.68          7.44
10.50% < Gross Coupon <= 10.75%        683       51,096,004.35          7.32
10.75% < Gross Coupon <= 11.00%        741       54,173,246.06          7.76
11.00% < Gross Coupon <= 11.25%        459       30,889,045.92          4.42
11.25% < Gross Coupon <= 11.50%        448       29,829,401.02          4.27
11.50% < Gross Coupon <= 11.75%        303       19,351,126.86          2.77
11.75% < Gross Coupon <= 12.00%        391       18,709,616.57          2.68
12.00% < Gross Coupon <= 12.25%        128        6,888,913.86          0.99
12.25% < Gross Coupon <= 12.50%        150        7,865,135.32          1.13
12.50% < Gross Coupon <= 12.75%        130        7,316,589.26          1.05
12.75% < Gross Coupon <= 13.00%        169        4,724,761.08          0.68
13.00% < Gross Coupon <= 13.25%         57        2,546,708.61          0.36
13.25% < Gross Coupon <= 13.50%         35        1,758,624.98          0.25
13.50% < Gross Coupon <= 13.75%         26        1,038,306.33          0.15
13.75% < Gross Coupon <= 14.00%         43        1,600,662.80          0.23
14.00% < Gross Coupon <= 14.25%         15          633,730.10          0.09
14.25% < Gross Coupon <= 14.50%         13          542,791.10          0.08
14.50% < Gross Coupon <= 14.75%          7          259,133.04          0.04
14.75% < Gross Coupon <= 15.00%        381        5,014,108.44          0.72
15.00% < Gross Coupon <= 15.25%          2           81,955.20          0.01
15.25% < Gross Coupon <= 15.50%          3          179,131.31          0.03
15.50% < Gross Coupon <= 15.75%          2          107,952.27          0.02
15.75% < Gross Coupon <= 16.00%          1            2,348.09          0.00
16.00% < Gross Coupon <= 16.25%          1           58,487.31          0.01
16.25% < Gross Coupon <= 16.50%          2           93,080.31          0.01
16.50% < Gross Coupon <= 16.75%          1           37,191.73          0.01
16.75% < Gross Coupon <= 17.00%          1           23,990.93          0.00
17.00% < Gross Coupon <= 17.25%          2           39,905.15          0.01
17.25% < Gross Coupon <= 17.50%          1           23,715.36          0.00
18.00% < Gross Coupon <= 18.50%          1           48,486.10          0.01
-------------------------------------------------------------------------------
Total..........                      8,913     $698,127,326.40        100.00%
===============================================================================






FOR A COMPLETE  DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS
SUPPLEMENT   SECTION  TITLED   "DESCRIPTION   OF  THE  OFFERED   CERTIFICATES  -
DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 NET MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
          Net Mortgage             Number of      Unpaid             Aggregate
          Interest Rate            Mortgage      Principal           Principal
              Range                  Loans        Balance             Balance

 5.50% < Net Coupon <=  6.00%            1           67,435.82          0.01
 6.00% < Net Coupon <=  6.50%            2          172,627.39          0.02
 6.50% < Net Coupon <=  7.00%           11        1,334,378.95          0.19
 7.00% < Net Coupon <=  7.50%           87        9,106,788.69          1.30
 7.50% < Net Coupon <=  7.75%           51        5,343,869.05          0.77
 7.75% < Net Coupon <=  8.00%           99       10,942,521.28          1.57
 8.00% < Net Coupon <=  8.25%          212       23,455,637.57          3.36
 8.25% < Net Coupon <=  8.50%          378       40,958,637.10          5.87
 8.50% < Net Coupon <=  8.75%          425       50,406,897.57          7.22
 8.75% < Net Coupon <=  9.00%          504       51,805,331.89          7.42
 9.00% < Net Coupon <=  9.25%          744       73,833,616.32         10.58
 9.25% < Net Coupon <=  9.50%          891       80,210,018.89         11.49
 9.50% < Net Coupon <=  9.75%          656       52,517,384.42          7.52
 9.75% < Net Coupon <= 10.00%          643       52,138,992.49          7.47
10.00% < Net Coupon <= 10.25%          693       51,815,230.19          7.42
10.25% < Net Coupon <= 10.50%          743       54,322,481.71          7.78
10.50% < Net Coupon <= 10.75%          458       30,854,855.82          4.42
10.75% < Net Coupon <= 11.00%          449       29,781,781.08          4.27
11.00% < Net Coupon <= 11.25%          304       19,463,514.92          2.79
11.25% < Net Coupon <= 11.50%          391       18,709,616.57          2.68
11.50% < Net Coupon <= 11.75%          128        6,888,913.86          0.99
11.75% < Net Coupon <= 12.00%          150        7,865,135.32          1.13
12.00% < Net Coupon <= 12.25%          130        7,316,589.26          1.05
12.25% < Net Coupon <= 12.50%          169        4,724,761.08          0.68
12.50% < Net Coupon <= 12.75%           57        2,546,708.61          0.36
12.75% < Net Coupon <= 13.00%           35        1,758,624.98          0.25
13.00% < Net Coupon <= 13.25%           26        1,038,306.33          0.15
13.25% < Net Coupon <= 13.50%           43        1,600,662.80          0.23
13.50% < Net Coupon <= 13.75%           15          633,730.10          0.09
13.75% < Net Coupon <= 14.00%           13          542,791.10          0.08
14.00% < Net Coupon <= 14.25%            7          259,133.04          0.04
14.25% < Net Coupon <= 14.50%          381        5,014,108.44          0.72
14.50% < Net Coupon <= 14.75%            2           81,955.20          0.01
14.75% < Net Coupon <= 15.00%            3          179,131.31          0.03
15.00% < Net Coupon <= 15.25%            2          107,952.27          0.02
15.25% < Net Coupon <= 15.50%            1            2,348.09          0.00
15.50% < Net Coupon <= 15.75%            1           58,487.31          0.01
15.75% < Net Coupon <= 16.00%            2           93,080.31          0.01
16.00% < Net Coupon <= 16.25%            1           37,191.73          0.01
16.25% < Net Coupon <= 16.50%            1           23,990.93          0.00
16.50% < Net Coupon <= 16.75%            2           39,905.15          0.01
16.75% < Net Coupon <= 17.00%            1           23,715.36          0.00
17.50% < Net Coupon <= 18.00%            1           48,486.10          0.01
-------------------------------------------------------------------------------
Total..........                      8,913  $    698,127,326.40       100.00%
===============================================================================










             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             Original Loan to Value Ratios for the Mortgage Loans


                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

         LTV <=  5.00             16           187,218.57       0.03
  5.00 < LTV <= 10.00            234         3,493,344.29       0.50
 10.00 < LTV <= 15.00            246         3,804,103.02       0.54
 15.00 < LTV <= 20.00            174         3,590,669.70       0.51
 20.00 < LTV <= 25.00             85         2,752,536.83       0.39
 25.00 < LTV <= 30.00             79         2,782,549.38       0.40
 30.00 < LTV <= 35.00             66         2,795,410.29       0.40
 35.00 < LTV <= 40.00            102         5,682,983.45       0.81
 40.00 < LTV <= 45.00            113         5,608,087.14       0.80
 45.00 < LTV <= 50.00            174         9,332,895.30       1.34
 50.00 < LTV <= 55.00            173        11,146,528.80       1.60
 55.00 < LTV <= 60.00            310        19,201,890.71       2.75
 60.00 < LTV <= 65.00            459        29,859,819.15       4.28
 65.00 < LTV <= 70.00            651        48,792,376.15       6.99
 70.00 < LTV <= 75.00           1142        92,996,804.92      13.32
 75.00 < LTV <= 80.00           2314       205,607,797.09      29.45
 80.00 < LTV <= 85.00           1229       109,185,246.05      15.64
 85.00 < LTV <= 90.00           1191       122,406,782.71      17.53
 90.00 < LTV <= 95.00            155        18,900,282.85       2.71
--------------------------------------------------------------------------
Total....................       8913      $698,127,326.40     100.00%
==========================================================================






             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                         Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                  303              19,816,721.29         2.84
Alaska                     6                 521,783.12         0.07
Arizona                   98               8,670,244.64         1.24
Arkansas                  69               3,330,164.08         0.48
California               361              50,784,430.99         7.27
Colorado                 124              13,798,863.43         1.98
Connecticut               80               9,164,904.83         1.31
Delaware                  16               1,498,712.04         0.21
Dist of Col               15               1,346,457.57         0.19
Florida                  692              57,148,881.06         8.19
Georgia                  685              64,055,779.10         9.18
Hawaii                    31               5,565,350.00         0.80
Idaho                     31               2,523,949.82         0.36
Illinois                 329              25,321,616.28         3.63
Indiana                  293              16,985,311.17         2.43
Iowa                     105               5,836,844.74         0.84
Kansas                    82               4,226,114.43         0.61
Kentucky                 120               6,829,055.32         0.98
Louisiana                188              11,672,691.91         1.67
Maine                     27               2,025,442.74         0.29
Maryland                 102              10,767,763.26         1.54
Massachusetts            107              12,695,299.90         1.82
Michigan                 708              46,273,287.47         6.63
Minnesota                110               9,473,335.37         1.36
Mississippi              156               8,125,869.44         1.16
Missouri                 213              10,345,147.97         1.48
Montana                   12                 883,720.99         0.13
Nebraska                  46               3,125,895.80         0.45
Nevada                    25               3,044,154.86         0.44
New Hampshire             41               3,219,822.95         0.46
New Jersey               134              17,890,284.80         2.56
New Mexico                68               4,794,213.21         0.69
New York                 352              37,683,816.64         5.40
North Carolina           369              29,960,846.10         4.29
North Dakota               7                 431,266.48         0.06
Ohio                     443              27,689,235.45         3.97
Oklahoma                 145               8,925,884.81         1.28
Oregon                    69               7,139,202.98         1.02
Pennsylvania             245              16,356,514.46         2.34
Rhode Island              32               3,220,667.14         0.46
South Carolina           191              12,708,154.98         1.82
South Dakota               1                  58,421.40         0.01
Tennessee                386              21,529,013.60         3.08
Texas                    785              46,739,658.72         6.70
Utah                      69               6,568,078.03         0.94
Vermont                   18               1,342,325.78         0.19
Virginia                 155              14,098,073.90         2.02
Washington                86              10,018,020.78         1.43
West Virginia             78               3,967,986.73         0.57
Wisconsin                 93               6,952,441.17         1.00
Wyoming                    8                 411,839.18         0.06
MEXICO                     4                 563,763.49         0.08
--------------------------------------------------------------------------
Total...............    8913            $698,127,326.40       100.00%
==========================================================================




             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                                        Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                        3010   248,663,664.34          35.62
Refinance/No ETO                 939    91,313,579.63          13.08
Refinance/ETO                   4940   354,550,205.77          50.79
Construct/Perm                    24     3,599,876.66           0.52
--------------------------------------------------------------------------
Total..................         8913  $698,127,326.40         100.00%
==========================================================================




                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                         Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation              7361    534,710,738.47          76.59
Limited Documentation           1124    131,880,958.72          18.89
Quick Documentation              428     31,535,629.21           4.52
--------------------------------------------------------------------------
Total..................         8913   $698,127,326.40        100.00%
==========================================================================




                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                      Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                   8151      655,005,411.35          93.82
Non Owner Occ.                762       43,121,915.05           6.18
--------------------------------------------------------------------------
Total..................      8913     $698,127,326.40         100.00%
==========================================================================








             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                                   Percentage of
                                                      Aggregate    Cut-Off Date
                                       Number of       Unpaid          Aggregate
                                       Mortgage       Principal        Principal
                                         Loans         Balance          Balance

Low-Rise Condo                             245        17,301,111.05       2.48
Manufactured Housing                       231        12,806,222.09       1.83
Leasehold                                    2           286,541.75       0.04
Townhouses                                 109         7,514,478.41       1.08
High-Rise Condo                             12         1,862,492.92       0.27
Mid-Rise Condo (5-8 Stories)                10           623,258.74       0.09
Single Family Detached                    7710       592,644,080.76      84.89
PUD Detached                               515        57,665,958.26       8.26
PUD Attached                                79         7,423,182.42       1.06
--------------------------------------------------------------------------------
Total...............                      8913      $698,127,326.40     100.00%
================================================================================




                         CREDIT GRADE


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Credit Grade        Loans            Balance            Balance

   1A-1               1078          140,017,262.57        20.056
   1A                 2331          181,132,894.59        25.946
   1                  2261          171,801,715.64        24.609
   2                  2175          145,450,331.29        20.834
   3                   795           45,922,537.29         6.578
   4                   273           13,802,585.02         1.977
-----------------------------------------------------------------
Total..........       8913         $698,127,326.40       100.00%
=================================================================






             FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE
                REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED
           "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
              TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL
                    INFORMATION IN THE PROSPECTUS SUPPLEMENT.